UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2005

COUGAR HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada 000-50096 30-0135720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10655 NE 4th Street, Suite 400, Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 604-879-9001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2005, the registrant, Cougar Holdings Inc ("Cougar", or the "Company"), a Nevada corporation, completed and closed an Agreement for Acquisition of 100% Ownership in Wuhan Youji Industries Co., Limited ("Acquisition Agreement"), by and among Cougar Holdings Inc., Hudson Capital Corporation ("Hudson"), an Alberta, Canada corporation, Wuhan Youji Industries Co., Limited ("Wuhan Youji") , a People's Republic of China corporation and the Shareholders of Wuhan Youji Industries Co. Limited ("Wuhan Shareholders") whereby Cougar acquired 55,835,679 shares of common stock representing 100% of the issued and outstanding common stock of Wuhan Youji Industries Co., Limited for 17,150,000 shares of voting common stock of Cougar Holdings Inc. issued to the shareholders of Wuhan Youji Industries Co. Limited.  Upon the closing of this Acquisition Agreement completed on July 1, 2005, Wuhan Youji Industries Co., Limited became a wholly-owned subsidiary of Cougar Holdings Inc. and the current stockholders of Wuhan Youji Industries Co., Limited became the controlling shareholders of Cougar Holdings Inc.

Item 2.01 Completion of Acquisition or disposition of Assets.

Pursuant to the terms of the Acquisition  Agreement, upon the closing of the Acquisition Agreement completed on July 1, 2005, the Company acquired 55,835,679 shares of Wuhan Youji Industries Co., Limited common stock from the shareholders of Wuhan Youji Industries Co., Limited in the Acquisition Agreement, representing all of Wuhan Youji Industries Co., Limited's issued and outstanding capital stock.  Wuhan Youji Industries Co., Limited became a wholly owned subsidiary of the Company, and the shares of Wuhan Youji Industries Co., Limited common stock represent the Company's most significant asset.

Wuhan Youji is principally engaged in the manufacture and distribution of organic chemical products for both local and export sales.  Wuhan Youji's products are intermediate commodities, which are mainly used in further production of food additives and preservatives for agri-chemical and medical use.  The suppliers of Wuhan Youji are mainly situated in the PRC whilst the customers are located in both the PRC and overseas such as the United States of America and Europe.  The Company expects to continue, and expand, the existing business operations of Wuhan Youji Industries Co., Limited as our wholly owned subsidiary.

Item 3.02 Unregistered Sales of Equity Securities.

As set forth in above Item 1.01, upon the closing of the Acquisition Agreement completed on July 1, 2005, Cougar Holdings Inc. issued an aggregate of 17,150,000 shares of voting common stock in exchange for all of the issued and outstanding shares of Wuhan Youji Industries Co., Limited.

In connection with the issue of its shares to the named beneficial shareholders or their designees, Cougar relied on Regulation S as its exemption from the registration requirements of the Securities Act of 1933.  All of such persons are non-US persons and agreed that the shares may not be transferred or sold except in accordance with the provisions of Regulation S and/or compliance with the registration requirements of the Securities Act of 1933 or in reliance upon an applicable exemption therefrom.  The certificates representing the Cougar shares bear a legend reflecting such transfer restrictions.

Item 5.01 Changes of Control of Registrant.

As set forth in the above Item 1.01 and Item 3.02, upon the closing of the Acquisition Agreement completed on July 1, 2005, Wuhan Youji Industries Co., Limited became a wholly-owned subsidiary of Cougar Holdings Inc. and the current stockholders of Wuhan Youji Industries Co., Limited became the controlling shareholders of Cougar Holdings Inc.  Following the closing of the Acquisition Agreement completed on July 1, 2005, Cougar Holdings Inc. has 20,000,000 shares of common stock outstanding and the previous stockholders of Wuhan Youji Industries Co. Limited, as a group, own 17,150,000 shares of Cougar Holdings Inc. voting common stock or 85.75% of Cougar's 20,000,000 issued and outstanding voting common stock.

As part of the Acquisition Agreement, Hudson Capital Corporation, a company controlled by Cougar Holdings Inc.'s President and Director, returned 747,751 shares of Cougar Holdings Inc. voting common stock to Cougar Holdings Inc. for cancellation.

The following tables set forth, those shareholders who will beneficially own more than 5% of our outstanding common shares and the security ownership of directors and management of Cougar Holdings Inc., immediately following the closing of the Agreement for Acquisition of 100% Ownership in Wuhan Youji Industries Co., Limited completed on July 1, 2005.

5% or Greater Shareholders

Title of	Name and Address	Amount and Nature of	Percent of
Class	of Beneficial Owner	Beneficial Ownership	Class (1)

Common	Wuhan Youji Employee Trust	5,867,546	29.34%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	Wuhan Linuo Investment Co. Limited	5,840,023	29.20%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	GAO, Yuankun (2)	5,840,023	29.20%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	Terry G. Cook (3)	1,430,333	7.15%
	10655 NE 4th Street, Suite 400
	Bellevue, WA 98004

(1)	Based on 20,000,000 shares of common stock outstanding immediately following the closing of the Acquisition Agreement completed on July 1, 2005.
(2)	Wuhan Linuo Investment Co. Limited owns 5,840,023 of these shares and GAO, Yuankun controls these shares through his control of Wuhan Linuo Investment Co. Limited.
(3)	Terry G. Cook owns 385,000 shares directly and owns 1,045,333 indirectly through his control of Hudson Capital Corporation.

Security Ownership of Management

Title of	Name and Address	Amount and Nature of	Percent of
Class	of Beneficial Owner	Beneficial Ownership	Class (1)

Common	GAO, Yuankun, (2) President	5,840,023	29.20%
	and Director
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	ZHOU, Hongdun, Vice President	716,743	3.58%
	and Director
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Total Directors and Officers		6,556,766	32.78%

(1)	Based on 20,000,000 shares of common stock outstanding immediately following the closing of the Acquisition Agreement completed on July 1, 2005.
(2)	Wuhan Linuo Investment Co. Limited owns 5,840,023 of these shares and GAO, Yuankun controls these shares through his control of Wuhan Linuo Investment Co. Limited.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 9, 2005, Mr. Gao, Yuankun and Mr. Zhou, Hongdun were elected to the Cougar Board of Directors by shareholder consent in lieu of meeting by stockholders owning in the aggregate 2,645,001 shares of voting common stock, or 73.52% of the 3,597,751 issued and outstanding voting common shares of Cougar Holdings Inc.  Their appointments to the Board of Directors was effective on June 10, 2005.  Mr Gao, Yuankun is the owner of Wuhan Linuo Investment Co. Limited, who will be the beneficial owner of 29.20% of Cougar Holdings Inc. following the closing of the Agreement for Acquisition of 100% Ownership in Wuhan Youji Industries Co., Limited.  Mr. Zhou, Hongdun is currently the Chairman of Wuhan Youji Industries Co. Limited.

Following the closing of the Acquisition Agreement completed on July 1, 2005, two of the Company's current directors, Terry G. Cook and Cam Dalgliesh, and the Company's current President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer, Terry G. Cook, resigned, leaving Mr. Mr Gao, Yuankun  and Mr. Zhou, Hongdun as directors of the Company.  The resignations of Terry G. Cook and Cam Dalgliesh were made in accordance with the terms of the Acquisition Agreement and were not due to any disagreements with the Company.  The resignations of Terry G. Cook and Cam Dalgliesh as directors of the Company, and the resignations of all of Terry G. Cook's positions as an officer of the Company were accepted by the Company's Board of Directors.  Following the resignations of all of Terry G. Cook's positions as an officer of the Company, Mr Gao, Yuankun was appointed as President and Mr. Zhou, Hongdun was appointed as Vice President of the Company.

Mr. GAO, Yuankun - Senior Engineer

Mr. Gao has been the Chairman of the Board of Directors and the President of Linuo Group Co. Limited, a companies group engaged in multi-business operations in China since 1992. He is also the owner of Wuhan Linuo Investment Co. Limited which is a major shareholder of Wuhan Youji Industries Co. Limited.

Mr. Gao began his career in 1981as a marketing manager at Shandong Yinan Industries Supply and Marketing Corporation after obtaining his master degree from business school of Shandong University.  From 1986 to 1992 he worked as the managing director of Shandong Lunan Medical Glass General Corporation.  From 1992 to 1994 he worked as the deputy chief of Shandong Institute of Medical Machinery Research.

Mr. Gao is also the Chairman of Shandong Jinan Association of Industrial and Commercial Enterprises, Vice Chairman of Jinan Committee of Political Consultative Conference, and the Chairman of Shandong Union of Private Enterprises.

Mr. ZHOU, Hongdun - Senior Economist

Mr. Zhou has been the President and Managing Director of Wuhan Youji Industries Co. Limited since 1994.

Mr. Zhou  began his career in 1968 as a technical staff member at Wuhan Youji Hecheng Chemical Plant (presently known as Wuhan Youji Industries Co. Limited.) after graduating from college.  Subsequently, he has held the positions of Deputy Manager and Director at Wuhan Youji Hecheng Chemical Plant.

Mr. Zhou has been recognized as a Most Outstanding Entrepreneur in Hubei Province four times.  He is also a representative of People's Congress of both the Qiaokou District of Wuhan and the City of Wuhan.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Rule 3-05(b) of Regulation S-X for Wuhan Youji Industries Co., Limited are attached as Exhibit 99.1.

(b) Pro forma financial information.

The pro forma consolidated financial information regarding the Company and Wuhan Youji Industries Co., Limited which is required to be filed as part of this Current Report on Form 8-K is not currently available. Such financial information shall be filed by amendment to this report on Form 8-K.

(c) Exhibits.

The Agreement for Acquisition for 100% Ownership in Wuhan Youji Industries Co., Limited, by and among Cougar Holdings Inc., a Nevada corporation, Hudson Capital Corporation, an Alberta, Canada corporation, Wuhan Youji Industries Co., Limited, a People's Republic of China corporation and the Shareholders of Wuhan Youji Industries Co. Limited shall be filed by amendment to this report on Form 8-K.

Exhibit 99.1     Audited Consolidated Financial Statements for Wuhan Youji Industries Co. Limited for the years ended December 31, 2004, 2003 and 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR HOLDINGS INC.

(Registrant)
Date	July 1, 2005

/s/ TERRY G. COOK

TERRY G. COOK
President and Director